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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2006

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                      1-15345                 25-1391475
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        (State or other           (Commission File Number)      (IRS Employer
juristidiction of incorporation)                             Identification No.)

                                2441 Viscount Row
                             Orlando, Florida 32809
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               (Address of Principal Executive Offices) (Zip Code)

                                 (407) 855-5500
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5. Corporate Governance and Management.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 7, 2006, the Board of Directors of Galaxy Nutritional Foods, Inc. (the "Company") appointed two new directors, Mr. Peter J. Jungsberger and Mr. Robert
S. Mohel. As a result of these appointments, all vacancies on the Company's Board of Directors have been filled. The current Board consists of three independent directors (including Messrs. Jungsberger and Mohel) and two inside directors.

Mr. Peter J. Jungsberger is an independent investor, consultant and entrepreneur with many years of experience in the food industry. From October 2003 to November 2004, he worked with the management of Fresh Pack Foods, Inc. in product development, the restructuring of deli departments, and contracts with a major grocery chain and manufacturers involving fresh food and whole meal replacement products. From May 2003 to January 2006, Mr. Jungsberger developed and marketed whole meal products to Winn Dixie under a contract with Futuristic Foods, Inc. He served as Senior Vice President of Sales at SCIS Food Services, Inc. / Chef Solutions, Inc. from May 2002 through January 2003, where he increased revenues and realized significant savings through a realignment of the sales force, route consolidation, the implementation of second-tier distribution networks, and the facilitation of a national presence. Mr. Jungsberger was also founder and CEO of Landau Foods, an innovative company producing high quality meal solution products for the retail and food service markets, from 1984 until the company was sold to SCIS Food Services in 2002.

Mr. Robert S. Mohel, C.P.A., has been a principal with the Certified Public Accounting firm of Mohel, Vogel & Elliott since September 1975. He has extensive experience in auditing, tax, structural finance and general accounting. Mr. Mohel is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

Upon their appointment, the Board of Directors issued to each Mr. Jungsberger and Mr. Mohel an option to purchase up to 100,000 shares of the Company's common stock with an exercise price of $0.45 (110% of the $.041 market price as quoted on the OTC Bulletin Board on August 7, 2006). The options are immediately vested and expire on August 7, 2011.

On August 10, 2006, the Company issued a press release announcing the matters discussed above. The full text of the press release is attached as Exhibit 99.1 to this report.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release regarding the appointment of directors issued by the Company on August 10, 2006 (filed herewith).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2006                  Galaxy Nutritional Foods, Inc.


                                        By:  /s/ Salvatore J. Furnari
                                            ------------------------------------
                                            Salvatore J. Furnari
                                            Chief Financial Officer


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